UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2012

CRESCENT FINANCIAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

3600 Glenwood Avenue, Suite 300

Raleigh, North Carolina 27612

(Address of principal executive offices)

(919) 659-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The slide presentation of Crescent Financial Bancshares, Inc. (the “Company”) dated September 20, 2012, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, is deemed “furnished” to the Securities and Exchange Commission (the “SEC”), and not “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

99.1	Slide Presentation of Crescent Financial Bancshares, Inc. dated September 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL BANCSHARES, INC.
Dated: September 19, 2012
	By:	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation of Crescent Financial Bancshares, Inc. dated September 20, 2012